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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                               HOST FUNDING, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X ] No fee required
[ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and 0-11

         1)   Title of each class of securities to which transaction applies:
         2)   Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         4)   Proposed maximum aggregate value of transaction:
         5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
         2)   Form, Schedule or Registration Statement No.:
         3)   Filing Party:
         4)   Date Filed:


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                                       1

                               HOST FUNDING, INC.
                                  -------------

 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD IN LIEU OF ANNUAL MEETING

                            To Be Held April 6, 2001

This Proxy Statement and the accompanying proxy/voting instruction card (proxy card) are being mailed beginning on or about March 2, 2000 to holders of shares in connection with the solicitation of proxies. The Special Meeting of Shareholders to be held in lieu of the 1999 Annual Meeting of Shareholders of Host Funding, Inc., a Maryland corporation (the "Company"), will be held on Friday, April 6, 2001 at 3:00 p.m., local time, at the Company's offices at 1640 School Street, Moraga, California 94556, for the following purposes:

         1. The election by the holders of shares of the Company's Class A Common Stock, par value $.01 ("common stock") and the Company's Series A Convertible Preferred Stock, par value $.01 ("preferred stock") of three (3) Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified (Proposal No. 1);
         2. The election by the holders of shares of preferred stock of two (2) Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified (Proposal No. 2);
         3. Approval by the holders of shares of common stock and preferred stock of selection of Merdinger, Fruchter, Rosen, and Corso as the Company's independent accountant and auditor for the fiscal year ending December 31, 2000 (Proposal No. 3);
         4. To consider and act upon any other matter that may properly come before the meeting or any adjournment thereof.

The Company's Board of Directors has fixed the close of business on February 9, 2001 as the record date for determining shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only shareholders of record of the Company's common stock and preferred stock at the close of business February 9, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the meeting. A review of the Company's operations for the year ended December 31, 1999 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE by notifying the Company's secretary in writing. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with the instructions in your proxy. If you submit a signed proxy without instructing the proxy holders how to vote, the proxy holders will vote your shares in accordance with the recommendations of the Board of Directors, or if no such recommendation has been made with respect to a matter, then in their discretion.
                                       By Order of the Board of Directors:



                                       Robert E. Dixon
                                       Chairman of the Board
Moraga, California
March 2, 2001

                               HOST FUNDING, INC.
     PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD IN LIEU
                             OF THE ANNUAL MEETING
                           To Be Held on April 6, 2001


Solicitation and Revocability of Proxy

The enclosed proxy is solicited on behalf of the Company's Board of Directors for use at the Special Meeting of Shareholders to be held in lieu of the Annual Meeting to be held Friday, April 6, 2001 at the Company's offices at 1640 School Street, Moraga, California 94556 at 3:00 p.m. local time, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice of meeting. All expenses associated with this solicitation will be borne by the Company. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders by officers or employees of the Company, who will not be specially compensated for such solicitation. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the shares of the Company's common stock and preferred stock held in their names.

The Board of Directors designated the two persons named as proxies on the enclosed proxy card. All properly executed proxies will be voted in accordance with the instructions contained in the proxy. If no direction is specified in the proxy, the proxy will be voted FOR the nominees for Directors named in this proxy statement and FOR the Board's recommended action on other matters or, if no Board recommendation has been made, then in the discretion of the proxy holder. A shareholder may revoke a proxy prior to its exercise by written notice to the secretary of the Company at the principal offices of the Company, by submission of another proxy bearing a later date or by voting in person at the meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt of notice or later proxy by the Company. Attendance alone at the meeting will not of itself revoke a proxy.

The Company's Quarterly Report on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000 and the Company's 1999 Form 10-K are being sent to each shareholder with this proxy statement. The mailing address of the principal executive offices of the Company is 1640 School Street, Moraga, California 94556.

Voting at the Meeting

Shareholders of record at the close of business on February 9, 2001 are entitled to notice of, and to vote at, the meeting. The Company has one series of common stock outstanding, designated Class A Common Stock, par value $.01. At the record date, 1,720,000 shares of the Company's common stock were issued and outstanding. The Company has one series of preferred stock designated Series A Convertible Preferred Stock, par value $.01. At the record date, 500,000 shares of the Company's preferred stock were issued and outstanding. Each outstanding share of common stock and preferred stock is entitled to one vote. A majority of the issued and outstanding shares of common stock and preferred stock, represented in person or by proxy, will constitute a quorum for the conduct of business at the meeting. Shares subject to abstentions will be treated as shares that are present at the meeting for purposes of determining the presence of a quorum, but will not be counted as voting on that proposal. If a broker or other nominee holder indicates on the proxy card that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be considered as present and entitled to vote on that proposal, but those shares will be counted as present for determining a

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
quorum. Shareholders do not have the right to cumulate votes in the election of Directors.

Holders of shares of common stock are entitled to vote only for the election of Directors identified in Proposal No. 1. Holders of shares of preferred stock are entitled to vote for the election of Directors identified in both Proposal No. 1 and Proposal No. 2. Holders of shares of preferred stock and common stock are entitled to vote for approval of Merdinger, Fruchter, Rosen, and Corso as the independent accountant and auditor as described in Proposal No. 3. If a quorum is present at the meeting, the three nominees for election as Directors who receive the greatest number of votes cast will be elected Directors identified in Proposal No. 1. The affirmative vote of the holders of a majority of the shares of preferred stock is necessary for the election of Directors identified in Proposal No. 2. With respect to the election of Directors, Directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome; therefore, abstention from voting or nonvoting by brokers will have no effect thereon.


    SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995

Certain statements in this proxy statement constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Act of 1995 (the "Act"). Words that predict or indicate future events and trends and which do not relate to historical matters identify forward-looking statements. Although forward-looking statements reflect management's good faith beliefs, shareholders should not rely on forward-looking statements because they involve unknown risks and uncertainties that may cause the Company's actual results, performance or achievements to differ materially from management's expectations. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Certain factors that might cause a difference in actual results include, but are not limited to, the Company's ability to locate and acquire hotel properties on economically suitable terms and conditions; the Company's dependence upon rental payments from the lessees of the Company's hotel properties for all of the Company's income; the Company's dependence upon the lessees' abilities to manage the Company's hotel properties; risks associated with the hotel industry and real estate markets in general; and risks associated with the availability and terms of debt financing.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's voting securities as of December 31, 2000 as to (i) each person or entity who is known by the Company to own beneficially 5% or more of the outstanding shares of common stock, (ii) each Director or nominee for Director of the Company, (iii) each of the Executive Officers named in the Summary Compensation Table below and (iv) all Directors and Executive Officers as a group. Except as otherwise noted, the Company believes the persons listed below have sole investment and voting power with respect to the common stock owned by them. The number of shares and percentage ownership of common stock for each person or entity assumes that shares of Company common stock issuable upon exercise of stock warrants to that person or entity (exclusive of others) exercisable within sixty (60) days from December 31, 2000 are outstanding. The information in the following table is taken from or based upon ownership filings made by the listed persons or entities with the Securities and Exchange Commission or upon information provided to the Company by each person or entity.

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

                                                               Class A Common Stock
------------------------------------------------    -----------------------------------------
  Five Percent Shareholders, Directors, Director           Shares              Approximate
      Nominees and Named Executive Officers          Beneficially Owned      Percentage Owned
------------------------------------------------    ---------------------- ------------------
MacKenzie Patterson, Inc.(1)                             621,838(2)               28.01%

C.E. Patterson(3)                                        621,838(4)               28.01%

Guy E. Hatfield(5)                                       378,716(6)               22.02%

Sutter Opportunity Fund, LLC(7)                          255,488(8)               14.85%

Robert E. Dixon(9)                                      255,488(10)               14.85%

William M. Birdsall(11)                                      20,000                    *

Brian K. Rodgers(12)                                         10,000                    *

All Directors and                                         1,286,042               57.93%
Executive Officers as a Group (6 persons)(13)

                                                             Series A Preferred Stock
------------------------------------------------    -----------------------------------------
  Five Percent Shareholders, Directors, Director           Shares              Approximate
       Nominees and Named Executive Officers         Beneficially Owned      Percentage Owned
------------------------------------------------    ---------------------- ------------------
MacKenzie Patterson, Inc.(14)                              500,000                  100%
                                                             (15)

C.E. Patterson(16)                                          500,000                 100%
                                                               (17)

All Directors and Officers as a Group (6                    500,000                 100%
persons)(18)

(1)  1640 School Street, Moraga, CA 94556.
(2) Includes warrants to purchase up to 500,000 shares of Class A Common Stock. Also includes 106,838 shares owned collectively by MP Value Fund, LLC, Accelerated High Yield Pension Investors, Ltd., Accelerated High Yield Income Fund II, Ltd., and Accelerated High Yield Income Fund, Ltd., of which MacKenzie Patterson, Inc. is either the general partner or manager, and 15,000 shares owned individually by C.E. Patterson, the President and a Director of MacKenzie Patterson and the Chief Executive Officer of Host Funding, Inc. Mr. Patterson may be deemed to be a beneficial owner of the shares owned by MacKenzie Patterson, Inc. by virtue of his position as a Director and President of MacKenzie Patterson. Mr. Patterson disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Mr. Glen W. Fuller may be deemed to be a beneficial owner of the shares owned by MacKenzie Patterson, Inc. by virtue of his position as a Director and an Executive Officer of MacKenzie Patterson. Mr. Fuller disclaims beneficial ownership of such shares.
(3)  1640 School Street, Moraga, CA 94556.
(4) Includes warrants to purchase 500,000 shares of Class A Common Stock of the Company owned by MacKenzie Patterson, Inc. Also includes 106,838 shares owned collectively by MP Value Fund, LLC, Accelerated High Yield Pension Investors, Ltd., Accelerated High Yield Income Fund II, Ltd., and
     Accelerated High Yield Income Fund, Ltd., of which MacKenzie Patterson, Inc. is either the general partner or manager. Mr. Patterson is the President and a Director of MacKenzie Patterson. Mr. Glen W. Fuller may be deemed to be a beneficial owner of the shares owned by MacKenzie Patterson, Inc. by virtue of his position as a Director and an Executive Officer of MacKenzie Patterson, Inc. Mr. Fuller disclaims beneficial ownership of such shares.
(5)  230 West Laurel Street, #1003, San Diego, CA 92101.
(6) Includes 1,106 shares held in an Individual Retirement Account with Sunwest Federal Credit Union for the benefit of Mr. Hatfield's wife, Dorothy Hatfield; 1,574 shares held in an Individual Retirement Account with Sunwest Federal Credit Union for the benefit of Mr. Hatfield; 425 shares held in trust by Mr. Hatfield, as trustee, for the benefit of Mr. Hatfield and his wife; 240,000 shares held in the Hatfield Family Trust; 340 shares held by Sunwest Federal Credit Union for the benefit of Mr. Hatfield's son, Scott J. Hatfield; and 340 shares held in the name of Scott J. Hatfield, of which Mr. Hatfield may be deemed the beneficial owner. Mr. Hatfield disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(7)  595 Market Street, Suite 2100, San Francisco, CA 94105.
(8) Includes 22,500 shares owned by Sutter Capital Management, LLC, the manager of Sutter Opportunity Fund, LLC, which owns 232,988 shares. Robert E.
     Dixon, one of the Directors of the Company, is the managing member of Sutter Capital and thereby controls Sutter Opportunity. Mr. Dixon may be deemed to be a beneficial owner of the shares owned by Sutter Capital and Sutter Opportunity by virtue of his position as the managing member of Sutter Capital. Mr. Dixon disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(9)  1640 School Street, Moraga, CA 94556.
(10) Includes 22,500 shares owned by Sutter Capital Management, LLC and 232,988 shares owned by Sutter Opportunity Fund, LLC. Mr. Dixon is the managing member of Sutter Capital, which is the manager of Sutter Opportunity.
(11) 1640 School Street, Moraga, CA 94556.
(12) 1640 School Street, Moraga, CA 94556.
(13) See Notes (4), (6) and (8) above.
(14) See Note (1) above.
(15) C.E. Patterson, the Company's Chief Executive Officer, may be deemed to be a beneficial owner of the shares owned by MacKenzie Patterson by virtue of his position as a Director and President of MacKenzie Patterson. Mr.
     Patterson disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(16) See Note (3) above.
(17) Includes 500,000 shares owned by MacKenzie Patterson, Inc. of which Mr. Patterson serves as President and a Director. Mr. Glen W. Fuller may be deemed to be a beneficial owner of the shares owned by MacKenzie Patterson by virtue of his position as a Director and an Executive Officer of MacKenzie Patterson. Mr. Fuller disclaims beneficial ownership of such shares.
(18) See Notes (4), (6) and (8) above.















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
                      EXECUTIVE OFFICERS OF THE REGISTRANT

The names, ages and positions of the Company's Executive Officers are as follows:

Name              Age    Current Position(s) with Company
--------------    ---    -------------------------------------    --------
C.E. Patterson     59    President and Chief Executive Officer    December
                                                                   1999
Glen W. Fuller     27    Chief Operating Officer                  January
                                                                   2000

For information on the business background of Mr. Fuller, see "Nominees for Director" in Proposal No. 2 below.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary of Cash and Certain Other Compensation

The following table provides certain summary information concerning compensation awarded to, earned by or paid to Michael S. McNulty, the Company's President and Bona K. Allen, Chief Financial Officer (the "named Executive Officers"), for fiscal years 1999, 1998 and 1997. (2)

                           SUMMARY COMPENSATION TABLE

                                                 Annual Compensation
                                  ----------------------------------------------------
                                                           Other Annual      All Other
Name and Principal                                         Compensation   Compensation
Position(1)                Year   Salary ($)   Bonus ($)         ($)           ($)
-------------------------  ----   ----------  ----------   ------------   ------------
Michael S. McNulty,        1999      108,000      -               -             -
President
                           1998      108,000      -               -             -
                           1997       99,000      -               -             -

Bona K. Allen,             1999       76,875      -               -             -
Chief Financial Officer
                           1998       84,375      -               -             -
                           1997       65,625      -               -             -

C.E. Patterson,            2000         (2)
President and
Chief Executive Officer

Glen W. Fuller,            2000         (2)
Chief Operating Officer

(1) Each of Messrs. McNulty and Allen was employed during fiscal years 1997, 1998, and 1999, pursuant to an employment agreement with the Company. Mr. McNulty's employment agreement was terminated effective December 31, 1999. Mr. Allen's employment agreement was terminated effective March 31, 2000.
(2) Messrs. Patterson and Fuller are employed and compensated by MacKenzie Patterson, Inc. and are not compensated directly by the Company. The Company has an external contractual relationship with MacKenzie Patterson as more fully described below in "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." The contract's primary purpose is to provide for the administration of the Company's day-to-day operations. MacKenzie Patterson thus compensates Messrs. Patterson and

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
Fuller indirectly for their role in these operations.


         EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-
                              CONTROL ARRANGEMENTS

None

                       INDEPENDENT ACCOUNTANT AND AUDITOR

Effective July 10, 2000 the Company's independent accountant and auditor, PriceWaterhouse Coopers, LLP, elected to resign. PriceWaterhouse Coopers, LLP, issued an unqualified independent accountant's report on the Company's 1999 consolidated financial statements that contained no adverse opinion or disclaimer of opinion. There have not been any disagreements between the Company and PriceWaterhouse Coopers, LLP, on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor have there been any reportable events as defined under Item 304(a)(1)(v). The Audit Committee approved the engagement of Merdinger, Fruchter, Rosen, and Corso as the Company's independent accountant and auditor. The Board of Directors, on recommendation of the Audit Committee, has selected the firm as the Company's independent accountant and auditor for the year ending December 31, 2000. Therefore, an independent accountant and auditor is included in this proxy statement for approval by the shareholders at the meeting in Proposal No. 3 below. However, representatives of PriceWaterhouse Coopers, LLP, the independent accounting firm that audited the consolidated financial statements of the Company for the fiscal year ended December 31, 1999, will be requested to be available at the meeting with the opportunity to make a statement if they desire to do so and to answer questions.

In response to Pricewaterhouse Coopers' resignation, the Board of Directors on August 10, 2000 appointed the independent accounting firm of Regalia & Associates as its auditors, a fact which was reported as a "Subsequent Event" in the Company's quarterly report on Form 10-Q for the period ended June 30, 2000. Subsequent to that time the Company learned that its auditors were not qualified to render audit opinions for companies whose stock is traded on the American
Stock Exchange. As a result, the Board of Directors terminated the Company's engagement with Regalia & Associates and selected Merdinger, Fruchter, Rosen, and Corso as the Company's auditors for the fiscal year ending December 31, 2000. This matter is submitted for shareholder ratification as Proposal No. 3 below. The Company has not, within the two years preceding the date on which the Company dismissed Regalia & Associates, had any disagreement with any former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The Company has authorized both Pricewaterhouse Coopers and Regalia & Associates to respond fully to inquiries of Merdinger, Fruchter, Rosen, and Corso concerning the Company's financial statements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Although the Board of Directors is directly responsible for managing the affairs of the Company and for setting the policies which guide the Company, the day-to-day operations are performed by MacKenzie Patterson, Inc., a contractual external advisor under the supervision of the Company's Board of Directors. The duties of the advisor include, among other things, investigating, evaluating and recommending real estate investment and sales opportunities, and locating financing and refinancing sources. The advisor also serves as a consultant in connection with the Company's business plan and investment policy decisions made by the Board of Directors.

MacKenzie Patterson, Inc. has served as external advisor since January 1, 2000. The controlling shareholder and president of MacKenzie Patterson, Inc. is C. E. Patterson who also serves as the Company's President and Chief Executive Officer. Glen W. Fuller, who serves as the Company's Chief Operating Officer, is also an Executive Officer of MacKenzie Patterson, Inc., and is the stepson of Mr. Patterson and the brother-in-law of Robert E. Dixon, a Director of the Company.

The Advisory Agreement provides for MacKenzie Patterson to receive a base annual fee of $350,000, payable in advance in equal monthly installments of $29,167. A copy of the Advisory Agreement was attached as Exhibit 10.2 to the Company's Form 10-K for the year ended December 31, 1999, and incorporated by reference to
Exhibit 2.2 to the Company's Report on Form 8-K filed on January 6, 2000. The Advisory Agreement provides for the following forms of additional compensation:

         o An acquisition fee, which is payable upon the closing of each acquisition, loan or investment by the Company involving improved or unimproved real property in an amount equal to the fee generally paid to independent advisors and consultants in the geographical area of the acquired property, but in no event less than 1% of the purchase price of each acquisition or 1% of each loan investment;

         o A disposition fee upon the consummation of the sale or disposition of any of the Company's assets in an amount equal to the fee generally paid to independent advisors and consultants in the geographical area of the disposed asset, but in no event less than one-half of one percent of the sales price; and

         o An additional annual fee equal to 20% of any remaining cash available for distribution to the Company's shareholders after payment or reservation for payment of an amount equal to $0.40 per annum for each of our outstanding shares.

The Advisory Agreement further provides that MacKenzie Patterson, Inc. shall bear the following costs and expenses:

         o    Expenses  and   salaries  of   personnel   employed  by  MacKenzie
              Patterson, Inc.;

         o Rent and office expenses of both MacKenzie Patterson, Inc. and the Company (unless the Company maintains office space separate from that of MacKenzie Patterson, Inc.);

         o    The Company's ordinary and recurring administrative expenses;

         o All expenses connected with ordinary and recurring communications to holders of the Company's securities; and

         o    Transfer agent and registration fees and charges.

The Advisory Agreement is for an initial term that expires December 31, 2002 and
automatically   renews  for  additional   three-year  periods  unless  otherwise
terminated in accordance with its terms.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's Executive Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons, the Company believes that, for the fiscal year ended December 31, 1999, a form 3 was not timely filed for either the Sutter transactions on April 21, 1999 or the MacKenzie Patterson, Inc. transaction on December 22, 1999. Other than the foregoing, the Company believes that no Forms 3, 4, or 5 were required for any Executive Officers, Directors or greater than 10% shareholders and all Executive Officers, Directors and greater than 10% shareholders complied with all applicable filing requirements.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

Under applicable regulations of the SEC, proposals by shareholders intended to be considered for inclusion in the Company's proxy statement for its 2001 Annual Meeting must be received at the principal executive offices of the Company, 1640 School Street, Moraga, CA 94556, c/o secretary, not later than April 30, 2001. Any shareholder proposal not included in the Company's proxy statement for its 2001 Annual Meeting, but considered at the 2001 Annual Meeting, will be voted upon by the persons named in proxies solicited on behalf of the board of Directors pursuant to the discretionary authority granted therein if notice of such proposal is received no later than April 30, 2001.


                                  OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote shares represented by proxy cards granting such persons discretionary authority to vote on such other matters in accordance with their judgment as to the best interests of the Company.

                              FINANCIAL INFORMATION

The financial information contained in the Company's form 10-K and the Annual Report to security holders for the period ending December 31, 1999, included herewith, is hereby incorporated by this reference.


                                           By Order of the Board of Directors:




                                           Robert E. Dixon
                                           Chairman of the Board

Dated: March 2, 2001

                               HOST FUNDING, INC.

Proxy for Special Meeting of Shareholders to be Held in Lieu of Annual Meeting on April 6, 2001

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders to be held in lieu of the Annual Meeting of Shareholders and proxy statement, each dated February 16, 2001 and hereby names, constitutes and appoints Glen W. Fuller and Dan Dahlen, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and proxies for me and in my place and stead to attend the Special Meeting of the Shareholders of Host Funding, Inc. (the "Company") to be held at 3 p.m. on Friday, April 6, 2001, and at any adjournment thereof, and to vote all the shares of common stock and preferred stock held of record in the name of the undersigned on February 9, 2001, with all the powers that the undersigned would possess if he or she were personally present.


1. Proposal No. 1 - Election of Three Directors by Holders of Shares of Common Stock and Preferred Stock

    ------------------------------------- --------------------------------------
     |_| FOR all nominees listed below    |_|  WITHHOLD   AUTHORITY  (except  as
                                          marked to the contrary  below) to vote
                                          for all nominees listed below

    ------------------------------------- --------------------------------------

    (Instructions: To withhold authority to vote for any individual nominee, strike a line through nominee's name in the list below.)

    William M. Birdsall, Guy E. Hatfield, and Brian K. Rodgers


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE
                             NOMINEES NAMED ABOVE.


2. Proposal No. 2 - Election of Two Directors by Holders of Shares of Preferred Stock

    ------------------------------------- --------------------------------------
    |_| FOR all nominees listed below

                                          |_|  WITHHOLD   AUTHORITY  (except  as
                                          marked to the contrary  below) to vote
                                          for all nominees listed below

    ------------------------------------- --------------------------------------

    (Instructions: To withhold authority to vote for any individual nominee, strike a line through nominee's name in the list below.)

    Robert E. Dixon and Glen W. Fuller


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE
                             NOMINEES NAMED ABOVE.


3. Proposal No. 3 - Approval of the selection of Merdinger, Fruchter, Rosen, and Corso as the Company's independent accountant and auditor.

    ----------------------- --------------------------- ------------------------
    |_| FOR PROPOSAL No. 3  |_| AGAINST PROPOSAL No. 3  |_| ABSTAIN ON PROPOSAL
                                                                 No. 3
    ----------------------- --------------------------- ------------------------

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF
                                 PROPOSAL NO. 3

4. Upon such other matters as may properly come before, or incident to the conduct of, the meeting, the proxy holders shall vote in such manner as they determine to be in the best interests of the Company. The Company is not presently aware of any such matters to be presented for action at the meeting.


THE BOARD OF DIRECTORS OF THE COMPANY SOLICITS THIS PROXY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL NO. 1 AND PROPOSAL NO. 2, AND IN FAVOR OF PROPOSAL NO. 3.



    Dated
         -----------------------------------


    ----------------------------------------
    Shareholder (print name)


    ----------------------------------------
    Shareholder  (sign name)

    NOTE:  Please sign as name appears  hereon.  Joint owners  should each sign.
           When  signing  as  attorney,  executor,  administrator,   trustee  or
           guardian, please give full title as such.

    I do ( ) do not ( ) plan to attend the meeting.
    (Please check)

The shareholder signed above reserves the right to revoke this proxy at any time prior to its exercise by written notice delivered to the Company's secretary at the Company's corporate offices at 1640 School Street, Moraga, California 94556, prior to the meeting. The power of the proxy holders shall also be suspended if the shareholder signed above appears at the meeting and elects in writing to vote in person.

      ELECTION OF THREE DIRECTORS BY HOLDERS OF SHARES OF COMMON STOCK AND
                                PREFERRED STOCK
                                (Proposal No. 1)

In accordance with the Company's Bylaws, the Board of Directors shall consist of not less than three and not more than fifteen members, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors has set the number of Directors at five. Shareholders of the common stock and the preferred stock will vote together to elect three (3) Directors pursuant to Proposal No. 1, and only shareholders of preferred stock will vote to elect two (2) Directors pursuant to Proposal No. 2. Each Director will serve until the next annual meeting of shareholders and until his successor is duly elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a Director.

Nominees for Director

The names and certain information concerning the nominees for Director are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES IN THIS PROXY STATEMENT. Shares represented by the proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular Director or Directors has been withheld in the proxy. All nominees have consented to serve as Directors for the ensuing year. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a Director. In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than three (3) nominees. The Board of Directors has nominated the persons named in the following table to be elected as Directors:

                                                            Has Been a
Name                  Age      Position with Company      Director Since
----                  ---      ---------------------      --------------
William M. Birdsall    51            Director                  1995
Guy E. Hatfield        66            Director                  1996
Brian K. Rodgers       29            Director                  1999

William M. Birdsall, 51, was Chairman of the Board and Chief Executive Officer of the Company until December 18, 1997, effective as of that date. Mr. Birdsall resigned his position as Chairman of the Board and Chief Executive Officer, but continues to serve as an independent Director of the Company. He also serves as President of Birdsall & Corporation, a real estate investment and finance firm located in Durango, Colorado. Before starting Birdsall & Corporation in 1993, Mr. Birdsall was Chairman and CEO of Price REIT, a public corporation that he co-founded and took public in 1991. Mr. Birdsall has been involved with real estate development since 1978. He was Chief Operating Officer of Estes Properties, Inc., where he was responsible for operations of the Lowes Ventana Canyon Resort and Golf Club in Tucson, Arizona, a 2,000-acre planned community and resort hotel. From 1982 through 1987 he was Senior Vice-President of Real Estate for Ramada, Inc., an international hotel chain. He now serves on the Scripps Memorial Hospitals Foundation Board and is a member of the Young Presidents Organization, Arizona Bar Association, Urban Land Institute, and International Council of Shopping Centers.

Guy E.  Hatfield  has  served as a  Director  of the  Company  since  1996.  Mr.
Hatfield, 66, has been President of All American Group, Inc., a Delaware corporation, since 1989. Mr. Hatfield earned a Bachelor of Science degree from Bradley University in 1955 and a J.D. from the University of San Diego in 1962. From 1984 to 1989, Mr. Hatfield was Chairman of the Board and Chief Executive

Officer of Motels of America, Inc., a corporation that built and managed 107 Super 8 motels and had gross annual sales of $80,000,000. Since 1989, Mr. Hatfield has served as President and Chairman of Hatfield Inns, Inc., a corporation involved in the ownership and management of hotel properties.

Brian K. Rodgers has served as a Director of the Company since 1999. Mr. Rodgers, 29, is an associate of HVS International, a worldwide hotel consulting and appraisal firm serving hotel owners and lenders throughout the United States and abroad. Mr. Rodgers has conducted appraisals on hotel assets and development projects valued at over $1 billion. Prior to his employment at HVS International, Mr. Rodgers gained hotel operational experience at Four Seasons Hotels and Resorts, serving a management role in the opening of the Four Seasons Resort Aviara, located in Carlsbad, California. Mr. Rodgers earned a Bachelor of Arts degree in Psychology from the University of California at San Diego in 1994 and a Masters of Management in Hospitality from Cornell University in 1998. Mr. Rodgers resides in San Francisco, California and is an active member of the Cornell Hotel Society.

        ELECTION OF TWO DIRECTORS BY HOLDERS OF SHARES OF PREFERRED STOCK
                                (Proposal No. 2)

Nominees for Director

The names and certain information concerning the nominees for Director are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES IN THIS PROXY STATEMENT. Shares represented by the proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular Director or Directors has been withheld in the proxy. All nominees have consented to serve as Directors for the ensuing year. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a Director. In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than two (2) nominees. The Board of Directors has nominated the persons named in the following table to be elected as Directors:

                                                                   Has Been a
Name              Age           Position with Company            Director Since
----              ---           ---------------------            --------------
Robert E. Dixon    31     Chairman of the Board and Director          1999
Glen W. Fuller     27    Chief Operating Officer and Director         1999

Robert E. Dixon was appointed a Director of the Company in 1999 to fill the vacancy created by the resignation of Charles Dunn. Mr. Dixon, 31, is the managing member and controlling interest holder in Sutter Capital Management, LLC. Mr. Dixon received his Bachelors degree from the University of California at Los Angeles in 1992. During 1993 and 1994, Mr. Dixon was employed by Lehman Brothers in equity sales and trading and in October, 1994 joined MacKenzie Patterson, Inc., as a securities research analyst. In June, 1996, Mr. Dixon left MacKenzie Patterson to begin buying and selling securities for his own account and that of Sutter Opportunity Fund, an entity which he controls. Mr. Dixon was a registered representative of North Coast Securities from 1994 through 1997. In January 2000, Mr. Dixon was appointed Chairman of the Board of the Company.

Glen W. Fuller, 27, was appointed a Director by the incumbent Board of Directors, effective as of December 23, 1999, to fill the vacancy created by the resignation of Michael S. McNulty. Mr. Fuller was appointed Chief Operating Officer in January 2000. Mr. Fuller is also senior vice president, chief operating officer, and a director of MacKenzie Patterson, Inc., the Company's external advisor. Prior to becoming a senior vice president, Mr. Fuller served MacKenzie Patterson for two years as a portfolio manager and research analyst. Prior to joining MacKenzie Patterson, Mr. Fuller was responsible for managing the over the counter trading desk for North Coast Securities Corp., a registered broker-dealer, with responsibility for both the proprietary and retail trading desks. Mr. Fuller was also the registered options principal and registered municipal bond principal for North Coast Securities. Mr. Fuller currently is a NASD registered options principal, registered bond principal, and holds a NASD Series 7, general securities license. Mr. Fuller has also worked on the floor of the New York Stock Exchange as a trading clerk and on the floor of the Pacific Stock Exchange in San Francisco as an assistant specialist for LIT America.

Mr. Dixon is the son-in-law of C.E. Patterson, chief executive officer of MacKenzie Patterson, Inc. and the brother-in-law of Glen W. Fuller, chief operating officer of the Company and MacKenzie, Patterson, Inc.

Mr. Fuller is the stepson of C.E. Patterson, chief executive officer of MacKenzie Patterson, Inc., and chief operating officer of MacKenzie Patterson Inc. See the discussion of SECURITY OWNERSHIP OF CERTIAIN BENEFICIAL OWNERS AND MANAGEMENT, above.

Meetings and Committees of the Board of Directors

The Board of Directors held regular meetings during 1999. No person who served as a Director at the time of the meetings attended fewer than 75 percent of the Board and committee meetings during the period for which he served on the Board and committees. The Board of Directors has standing Audit, Executive and Compensation Committees. The Corporation does not have a nominating committee. The entire Board of Directors considers nominations for Directors and Officers. The principal duties and current membership of the three standing committees are as follows:

Audit Committee: Recommends to the Board of Directors the appointment of independent auditors; reviews annual financial reports to Shareholders prior to their publication; reviews with the independent public accountants the plans and results of the audit engagement; approves professional services provided by the independent public accountants; reviews the independence of the independent public accountants; considers the range of audit and non-audit fees, and; reviews the adequacy of the Corporation's internal accounting controller. Membership of the Audit Committee is comprised of three non-employee independent directors. The members of the Audit Committee are Brian K. Rodgers, Robert E. Dixon and William M. Birdsall.

Executive Committee: Except as restricted by applicable law, the Executive Committee has all the powers of the Board of Directors between meetings of the Board. Membership of the Executive Committee is comprised of three Directors. The members of the Executive Committee are Brian K. Rodgers, Robert E. Dixon and Glen W. Fuller.

Compensation Committee: The duties of the Compensation Committee include providing a general review of the Corporation's compensation and benefit plans to insure that they meet the Corporation's objectives. In addition, the Compensation Committee has the sole authority to administer and grant awards under the 1997 Incentive Plan approved by the Board of Directors and the shareholders at the Annual Meeting of the Shareholders held on May 21, 1997. Membership of the Compensation Committee is comprised of three non-employee Directors. The members of the Compensation Committee are Brian K. Rodgers, Robert E. Dixon and Guy E. Hatfield.

Director Compensation

In 1999, Messrs. Dixon and Rodgers purchased 10,000 shares of the Company's common stock at a price per share of $2.50. The purchase price for the common stock was paid by the execution by each Director of a $25,000 non-recourse promissory note secured by the purchased shares. In connection with purchasing the shares, the Company agreed to forgive the promissory notes (i) in increments of 18% of the principal amount per annum for each year the Director remains a Director, and (ii) upon the death, disability or resignation of the Director, except for voluntary resignation or failure to serve. The Company did not pay any Directors fees during fiscal year 1999, and does not anticipate paying Directors fees for fiscal year 2000.

                            APPROVAL OF SELECTION OF
                      MERDINGER, FRUCHTER, ROSEN, AND CORSO
               AS THE COMPANY'S INDEPENDENT ACCOUNTANT AND AUDITOR
                                (Proposal No. 3)

The Audit Committee of the Board of Directors approved the engagement of Merdinger, Fruchter, Rosen, and Corso as the Company's independent accountant and auditor.

See the "Independent Accountant and Auditor" section above for more complete information.

The  Board  of  Directors  recommends  that  shareholders  vote IN  FAVOR of the
ratification  of  Merdinger,   Fruchter,  Rosen,  and  Corso  as  the  Company's
independent accountant and auditor.